EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 18 to Registration Statement No. 2-99473 of our report dated November 2, 1999, appearing in the annual report to shareholders of Merrill Lynch New York Municipal Bond Fund for the year ended September 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP Deloitte & Touche LLP Princeton, New Jersey December 27, 1999